UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2012 (September 14, 2012)

Commission file number 000-04689

Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (763) 545-1730

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On September 14, 2012, Pentair, Inc. (the “Company”) held a special meeting of its shareholders in connection with the Merger Agreement, dated as of March 27, 2012, among Tyco International Ltd., Tyco Flow Control International Ltd. (“Tyco Flow Control”), Panthro Acquisition Co., Panthro Merger Sub, Inc. and the Company, as amended by Amendment No. 1, dated as of July 25, 2012 (the “Merger Agreement”), pursuant to which the Company has agreed to merge with and into Panthro Merger Sub, Inc., with the Company surviving as a wholly-owned subsidiary of Tyco Flow Control, which will be renamed Pentair Ltd. (the “Merger”). At the special meeting, the following proposals were submitted to a vote of shareholders: (1) to approve the Merger Agreement and the transactions contemplated thereby (the “Merger Agreement Proposal”), (2) to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger (the “Compensation Proposal”) and (3) to approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve the Merger Agreement Proposal (the “Adjournment Proposal”).

Each of the foregoing proposals is described in detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on August 3, 2012.

There were 99,203,787 shares entitled to vote at the meeting and a total of 85,150,569 shares were represented at the meeting. For each of the foregoing proposals, a quorum was present for the purpose of the vote. The Company’s shareholders approved each of the Merger Agreement Proposal and the Compensation Proposal. The following is a summary of the voting results for each proposal:

Proposal 1. – Merger Agreement Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
84,079,073	754,177	317,319	0

Proposal 2. – Compensation Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,242,977	24,054,326	853,266	0

Because there were sufficient votes to approve the Merger Agreement Proposal, adjournment of the special meeting of its shareholders to solicit additional proxies was unnecessary and the Adjournment Proposal was not submitted to the Company’s shareholders for approval at the special meeting.

A copy of the press release announcing the outcome of the shareholder vote is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

Exhibit	Description

99.1	Pentair, Inc. press release, dated September 14, 2012, announcing shareholder approval of the merger with Tyco Flow Control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on September 14, 2012.

PENTAIR, INC.
Registrant

By:	/s/ Angela D. Lageson
Angela D. Lageson
Senior Vice President, General Counsel and Secretary

PENTAIR, INC.

Exhibit Index to Current Report on Form 8-K

Dated September 14, 2012

Exhibit Number	Description

99.1	Pentair, Inc. press release, dated September 14, 2012, announcing shareholder approval of the merger with Tyco Flow Control.